UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 10, 2006




                        Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                      1-13245                 75-2702753
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)                File Number)          Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas                   75039
------------------------------------------------                ----------
   (Address of principal executive offices)                     (Zip Code)


                                 (972) 444-9001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting  material pursuant to  Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                         Page

Item 2.02.  Results of Operations and Financial Condition.............    3

Item 7.01.  Regulation FD Disclosure..................................    3

Item 9.01.  Financial Statements and Exhibits.........................    3

            (d)   Exhibits............................................    3

Signature.............................................................    4

Exhibit Index.........................................................    5

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                        PIONEER NATURAL RESOURCES COMPANY



Item 2.02.    Results of Operations and Financial Condition

     On April 10, 2006, Pioneer Natural Resources Company (the "Company") issued a news release that is attached hereto as exhibit 99.1. The news release includes certain information regarding the results of operations and financial condition of the Company for the quarter ended March 31, 2006.

Item 7.01.    Regulation FD Disclosure

     In the news release that is attached hereto as exhibit 99.1, the Company provided an update on recent drilling activity in the Edwards Trend, Alaska and West Africa.

Item 9.01.    Financial Statements and Exhibits

     (d)  Exhibits

          99.1   News Release dated April 10, 2006.

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                       PIONEER NATURAL RESOURCES COMPANY

                               S I G N A T U R E


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PIONEER NATURAL RESOURCES COMPANY




Date: April 10, 2006             By: /s/  Darin G. Holderness
                                    --------------------------------------
                                    Darin G. Holderness
                                    Vice President and Chief Accounting Officer

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                       PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit  No.       Description
------------       -----------

  99.1(a)          News Release dated April 10, 2006.



---------------
(a) Filed herewith.

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